Exhibit 99.2

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of ITA USA Enterprise LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of ITA USA Enterprise LLC as of December 31, 2020 and 2019, the related statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a significant accumulated deficit. In addition, the Company continues to experience negative cash flows from operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/S/ BF Borgers CPA PC
BF Borgers CPA PC

We have served as the Company’s auditor since 2020
Lakewood, CO
August 20, 2021

ITA-USA ENTERPRISE, LLC

BALANCE SHEETS

	December 31,	December 31,
	2020	2019
ASSETS
Current assets
Cash	$116,581	$239,322
Accounts receivable	246,444	295,868
Prepaids	197,187	237,199
Inventory	50,536	24,862
Total current assets	610,748	797,251
Property and equipment	286,099	325,621
Intangible assets	-	353,571
Total assets	$896,847	$1,476,443

LIABILITIES & STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable and accrued expenses	$373,591	$493,558
Notes payable	913,768	1,010,811
Deferred revenue	1,371,985	1,996,399
Total current liabilities	2,659,344	3,500,768
SBA Loans	263,300	-
Total Liabilities	2,922,644	3,500,768

Partners’ capital
Members’ deficit	(1,981,343)	(1,864,881)
Non-controlling member’s deficit	(44,454)	(159,444)
Total partners’ deficit	(2,025,797)	(2,024,325)
Total liabilities and members deficit	$896,847	$1,476,443

The accompanying notes are an integral part of these financial statements.

F-1

ITA-USA ENTERPRISE, LLC

STATEMENTS OF OPERATIONS

	YEARS ENDED
	December 31,	December 31,
	2020	2019
Revenue	$4,925,583	$5,864,425
Cost of sales	872,108	1,346,852
Gross profit	4,053,475	4,517,573

Operating expenses:
Salaries and payroll taxes	2,372,447	2,714,206
General and administrative	1,483,432	1,893,022
Depreciation and amortization	51,189	98,318
Legal and professional	105,489	91,093
Travel and entertainment	260,679	171,287
Impairment of intangible assets	378,433	-
Total operating expenses	4,651,669	4,967,926
Loss from operations	(598,194)	(450,353)

Other income (expense)
Interest income (expense)	(45,486)	(44,391)
Other income	507,207	-
Other income (expense), net	461,721	(44,391)
Net loss	(136,473)	(494,744)
Net loss attributable to noncontrolling interests	(20,011)	(10,339)
Net loss	$(116,462)	$(484,405)

The accompanying notes are an integral part of these financial statements.

F-2

ITA-USA ENTERPRISE, LLC

STATEMENTS OF CASH FLOWS

	2020	2019
Cash flows from operating activities:
Net income (loss)	$(136,473)	$(494,744)
Net income loss attributable to non-controlling interest	(20,011)	(10,339)
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Amortization of intangible assets	-	52,381
Depreciation	51,189	45,937
Goodwill impairment	378,433	-
Forgiveness of PPP loans	(507,207)	-
Changes in operating assets and liabilities
Accounts receivable	49,424	(53,763)
Prepaids	40,012	(109,366)
Inventory	(25,674)	24,722
Other assets	-	1,816
Accounts payable	(119,967)	165,477
Unearned revenue	(624,414)	566,627
Net cash provided by (used in) operating activities	(874,665)	209,426

Cash flows from investing activities:
Purchase of fixed assets	(11,667)	(260,487)
Net cash used in investing activities	(11,667)	(260,487)

Cash flows from financing activities:
Partners’ capital, net	90,127	-
Proceeds from the sale of notes payable	410,163	75,728
Net cash provided by financing activities	500,291	75,728

Net increase (decrease) in cash	(386,041)	24,668
Cash at the beginning of the period	239,322	214,654
Cash at the end of the period	$(146,719)	$239,322

The accompanying notes are an integral part of these financial statements.

F-3

ITA-USA ENTERPRISE, LLC

CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

December 31, 2020

		Non-controlling	Total
	Majority	Interest	Partners’
	Members	Members	Deficit
December 31, 2018	$(1,380,476)	(149,105)	$(1,529,581)

Net	(484,405)	(10,339)	(494,744)

December 31, 2019	$(1,864,881)	$(159,444)	$(2,024,324)

		Non-controlling	Total
	Majority	Interest	Partners’
	Members	Members	Deficit
December 31, 2019	$(1,864,881)	(159,444)	$(2,024,325)

Net	(116,462)	(20,011)	(136,473)

Capital contribution		135,001	135,001

December 31, 2020	$(1,981,342)	(44,454)	$(2,025,797)

The accompanying notes are an integral part of these financial statements.

F-4

ITA USA Enterprise LLC

Notes to Financial Statements

For the Years Ended December 31, 2020, and 2019

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Nature of Operations

ITA-USA Enterprise LLC, d/b/a Club Med Academies (“CMA” or the “Company”) is a Florida LLC organized on February 18, 2010, and is located in Sandpiper Bay, Florida. The Company specializes in the training and education of young aspiring student-athletes from around the world, providing a pathway from middle school to college to the professional ranks. ITA-USA’s proprietary educational model currently focuses on sports and academics. The business model is scalable to other disciplines, i.e., the arts and science sectors. CMA is a tuition-based business hosting boarding and non-boarding students.

History

The academy has a long-standing reputation for developing superstar athletes. The management team’s experience dates back to the late ‘70s as cofounders of the Nick Bollettieri Tennis Academy, which later became known as the IMG Academy. They are also known for developing some of the finest professional athletes in the world. Currently, Club Med Academies and the team reside on a 258-acre property located in Sandpiper Bay, Florida. CMA hosts student-athletes from some 40 nations. The majority of the attendees participate on a school year semester basis residing with the Academy 287 days out of the year arriving in August and finishing up in May in a given school year. Others who participate come to the academy weekly throughout the year. ITA-USA hosts the Tennis, Golf, and full Academic disciplines of the academy group of companies. Tuitions per student for the CMA programs range from $51,000 non-boarding to $67,000 boarding.

The Company’s accounting year-end is December 31.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The consolidated financial statements of the Company have been prepared in accordance with GAAP. This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses or recognized when incurred. The consolidated financials include the accounts of the Company, CMA Soccer, NVL Academy, and Trident Water. ITA either directly or indirectly has a controlling interest in all of these partnership entities. A brief description of each company is as follows:

CMA Soccer, the soccer division of Club Med Academies, hosts student-athletes from multiple nations worldwide like all other Club Med Academy sports. CMAS utilizes highly specialized training methodologies blending all of the critical elements required to build an elite-level player. Those who attend participate in a 10 hour per day regimen of soccer and academics. CMAS is a college and professional bound program placing its graduates in colleges throughout the United States and even some in the professional ranks throughout Europe, South America, and the USA.

NVL Academy is CMA’s beach volleyball and indoor volleyball tuition-based operations. Most of the athletes, except for a few individuals, come from the USA. For the most part, Volleyball in the United States is a women’s sport. There is a significant opportunity for college scholarships for those attending. NVL Academy operates and functions like all other academy sports.

Trident Water manufactures Atmospheric Water Generators (“AWG’s”). They range from smaller residential, light commercial, and heavy-duty military-grade machines. The machines supply 12, 100, to 200 gallons per day. TWC’s patented purification process produces the purest of water that is then put through filters replenishing the calcium and magnesium minerals to make the finest drinking water on the market today.

All intercompany accounts and transactions are eliminated in consolidation.

Going Concern

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business for the twelve months following the date of these financial statements. On a consolidated basis, the Company has incurred significant operating losses since inception. For the year ended December 31, 2020, the Company had an operating loss of $116,462. As of December 31, 2020, we had a working capital deficit of $2,311,896 and an accumulated deficit of $2,025,797.

F-5

Because the Company does not expect that existing operational cash flow will be sufficient to fund presently anticipated operations, this raises substantial doubt about the Company’s ability to continue as a going concern. Therefore, the Company will need to raise additional funds and is currently exploring alternative sources of financing. Historically, the Company has raised capital through private placements, as an interim measure to finance working capital needs and may continue to raise additional capital through the sale of common stock or other securities and obtaining some short-term loans. The Company will be required to continue to so until its consolidated operations become profitable. Also, the Company has, in the past, paid for consulting services with its common stock to maximize working capital, and intends to continue this practice where feasible.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates relate to revenue recognition, valuation of accounts receivable and the allowance for doubtful accounts, inventories, impairment of intangible assets, valuation of financial instruments, and contingencies. The Company bases its estimates on historical experience, known or expected trends, and various other assumptions that are believed to be reasonable given the quality of information available as of the date of these financial statements. The results of these assumptions provide the basis for making estimates about the carrying amounts of assets and liabilities that are not readily apparent from other sources. Actual results could differ from these estimates.

F-6

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are recorded at the net value of face amount less any allowance for doubtful accounts. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in our existing accounts receivable. The Company reviews the allowance for doubtful accounts regularly, and all past due balances are reviewed individually for collectability. Account balances are charged against the allowance when placed for collection. Recoveries of receivables previously written off are recorded when received. Interest is not charged on past due accounts.

As of December 31, 2020, and 2019, our trade receivable amounted to $246,444 and $295,868, respectively, with an allowance for doubtful accounts of $-0- for both periods.

Revenue Recognition

Sales, as presented in the Company’s consolidated statement of earnings, represent, tuition revenue.

On January 1, 2018, the Company adopted Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”), using the modified retrospective method applied to those contracts which were not completed as of January 1, 2018. Results for reporting periods beginning after January 1, 2018, are presented under ASC 606, while prior period amounts are not adjusted and continue to be reported in accordance with the Company’s historic accounting under ASC 605. As of and for the years ended December 31, 2020, and 2019, respectively, the consolidated financial statements were not materially impacted as a result of the application of Topic 606 compared to Topic 605.

Deferred Revenue

Our payment terms generally require a substantial initial deposit to confirm a reservation and tuition for the school year or training period. Historically, our deferred revenue balances are comprised solely of customer deposits balances and changes from period to period due to the seasonal nature of billings and cash collections, the amount of students in each program and the recognition of revenue. A deposit made to the Company for tuition is contractually non-refundable. As of December 31, 2020, and December 31, 2019, deferred revenue amounted to $1,371,985 and $1,996,399, respectively.

Non-controlling interest

Non-controlling interest represents third-party ownership in the net assets and partnership interests in of all of our consolidated subsidiaries. For financial reporting purposes, the assets and liabilities of our majority-owned subsidiary consolidated with those of the Company’s wholly owned subsidiaries, with any third-party investor’s interest shown as non-controlling interest.

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. On December 31, 2020, and December 31, 2019, the Company’s cash equivalents totaled $116,581 and $239,322 respectively.

Property and equipment

Property and equipment are stated at cost or fair value. Depreciation is computed by the straight-line method and is charged to operations over the estimated useful lives of the assets. Maintenance and repairs are charged to expenses as incurred. The carrying amount and accumulated depreciation of assets sold or retired are removed from the accounts in the year of disposal and any resulting gain or loss is included in the results of operations. The estimated useful lives of property and equipment are as follows:

F-7

Computers, software, and office equipment	1 – 6 years
Machinery and equipment	3 – 5 years
Leasehold improvements	Lesser of lease term or estimated useful life

Stock-Based Compensation

The Company accounts for stock-based compensation using the fair value method following the guidance outlined in Section 718-10 of the FASB Accounting Standards Codification for disclosure about Stock-Based Compensation. This section requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award- the requisite service period (usually the vesting period). No compensation cost is recognized for equity instruments for which employees do not render the requisite service.

Leases

The Company currently follows the guidance in ASC 840 “Leases,” which requires us to evaluate the lease agreements the Company enters into to determine whether they represent operating or capital leases at the inception of the lease.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which establishes a new lease accounting model for lessees. The updated guidance requires an entity to recognize assets and liabilities arising from financing and operating leases, along with additional qualitative and quantitative disclosures. The amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2018, with early adoption permitted. In March 2019, the FASB issued ASU 2019-01, Codification Improvements, which clarifies certain aspects of the new lease standard. The FASB issued ASU 2018-10, Codification Improvements to Topic 842, Leases in July 2018. Also in 2018, the FASB issued ASU 2018-11, Leases (Topic 842) Targeted Improvements, which provides an optional transition method whereby the new lease standard is applied at the adoption date and recognized as an adjustment to retained earnings. The amendments have the same effective date and transition requirements as the new lease standard On November 15, 2019, the FASB has issued ASU 2019-10, which amends the effective dates for three major accounting standards. The ASU defers the effective dates for the credit losses, derivatives, and leases standards for certain companies. Since the Company is privately held, the Company is eligible for deferring the adoption of ASC 842 to December 15, 2021.

ASC 842 will be effective for the Company beginning on December 15, 2021. While we continue to evaluate the impact of the new standard, we expect the adoption of this guidance will have not have any impact on our financial statements.

F-8

Inventory

The inventory is comprised of Atmospheric Water Generators “AWG’s) at Trident Water and are valued at the lower of cost or market. As of December 31, 2020, and 2019, the inventory was valued at $50,536 and $24,861 respectively.

Net Loss Per Share

Net loss per common share is computed by dividing net loss by the weighted average common shares outstanding during the period as defined by Financial Accounting Standards, ASC Topic 260, “Earnings per Share.” Basic earnings per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding.

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which establishes a new lease accounting model for lessees. The updated guidance requires an entity to recognize assets and liabilities arising from financing and operating leases, along with additional qualitative and quantitative disclosures. The amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2018, with early adoption permitted. In March 2019, the FASB issued ASU 2019-01, Codification Improvements, which clarifies certain aspects of the new lease standard. The FASB issued ASU 2018-10, Codification Improvements to Topic 842, Leases in July 2018. Also in 2018, the FASB issued ASU 2018-11, Leases (Topic 842) Targeted Improvements, which provides an optional transition method whereby the new lease standard is applied at the adoption date and recognized as an adjustment to retained earnings. The amendments have the same effective date and transition requirements as the new lease standard. On November 15, 2019, the FASB has issued ASU 2019-10, which amends the effective dates for three major accounting standards. The ASU defers the effective dates for the credit losses, derivatives, and leases standards for certain companies. Since the Company is privately held, the Company is eligible for deferring the adoption of ASC 842 to December 15, 2021.

While we continue to evaluate the impact of the new standard, we expect the adoption of this guidance will have not have any impact on our financial statements.

Intangible Assets

The Company accounts for intangible assets in accordance with the authoritative guidance issued by the FASB. Intangibles are valued at their fair market value and are amortized taking into account the character of the acquired intangible asset and the expected period of benefit. The Company evaluates intangible assets for impairment, at a minimum, on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated undiscounted future cash flows. Recoverability of intangible assets is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors, including past operating results, budgets, economic projections, market trends, and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss. As of December 31, 2020, based on the assessment of Management, the Company determined that its intangible asset of $378,433 had been impaired.

F-9

NOTE 3 – PROPERTY AND EQUIPMENT

The following table sets forth the components of the Company’s property and equipment on December 31, 2020, and December 31, 2019:

	December 31, 2020			December 31, 2019
	Cost	Accumulated Depreciation	Net Book Value	Cost	Accumulated Depreciation	Net Book Value
Computer and equipment	$404,047	$(265,753)	$138,294	$399,838	$(225,732)	$174,106
Furniture and fixtures	17,331	(16,751)	580	17,331	(16,018)	1,313
Leasehold improvements	162,840	(15,616)	147,224	155,381	(5,179)	150,202
Total fixed assets	$584,218	$(298,120)	$286,098	$572,550	$(246,929)	$325,621

For the years ended December 31, 2020, and December 31, 2019, the Company recorded depreciation and amortization of $51,189 and $98,318 respectively.

NOTE 4 – ACCRUED AND OTHER LIABILITIES

The following table sets forth the components of the Company’s accrued liabilities on December 31, 2020, and December 31, 2019.

	December 31, 2020	December 31, 2019
Sales tax payable	$148	$713
Accounts payable	373,443	492,845
Total accrued liabilities	$373,591	$493,558

NOTE 5 – LOANS AND NOTES PAYABLE

As of December 31, 2020, and December 31, 2019, the balances of notes payable were $1,177,068 and $1,010,811, respectively, comprised as follows.

	December 31,	December 31,
	2020	2019
Revolving loan commitment	$200,000	$196,020
Term loan	169,208	240,231
Promissory note	464,560	494,560
Demand note	80,000	80,000
SBA Loans	263,300	-
Total	$1,177,068	$1,010,811

On January 11, 2019, ITA-USA Enterprise entered into a Revolving Loan Commitment (the “Credit Agreement”) with Feenix Payment Systems, which provided for total borrowings of up to $200,000. During 2020, ITA-USA Enterprise converted the credit agreement into a Term Loan Commitment (“the Loan Note”) in the amount of $200,000. The loan note bears interest at a rate of 12% per year. Loan payments are interest only with the principal balance due at the maturity date. As of December 31, 2020, and December 31, 2019, the balances of loan notes payable were $200,000 and $196,020, respectively. The loan note matured on January 15, 2021. On January 15, 2021, the Company converted the loan to a 24-month terms loan.

On January 11, 2019, ITA-USA Enterprise entered into a Term Loan Commitment (the “Loan Note”) with Feenix Payment Systems, which provides for a loan of $300,000. The loan note has a three-year term and bears interest at a rate of 8.5% per annum. The loan note may be prepaid at any time prior to maturity with no prepayment penalties. As of December 31, 2020 and December 31, 2019, the balances of the loan note payable were $169,208 and $240,231, respectively.

F-10

On October 31, 2011, ITA-USA Enterprise entered into a Promissory Loan (the “Loan Note”) with Grand Slam Partners, which provides for a loan of $735,714. Beginning on December 31,2012 and on or before December 31st thereafter until the loan note is paid in full, Payor shall pay an annual lump sum payment at the conclusion of each calendar year equal to the greater of 25% of net profits of the corresponding calendar year or $30,000.00 (“Scheduled Annual Payment”.) The loan note may be prepaid at any time prior to maturity with no prepayment penalties. As of December 31, 2020, and December 31, 2019, the balances of the loan note payable were $494,560 and $464,560, respectively.

On May 27, 2020 and August 25, 2020, the Company received loans from the Small Business Administration of $150,000 and $113,500 (“SBA Loans”), respectively. These 2020 SBA Loan bear interest at 3.75% per annum and are payable over 30 years with all payments of principal and interest deferred for the first 12 months.

On March 29, 2018, CMA Soccer, LLC entered into a Loan Commitment (the “Loan Note”) with Amigh, LLC, which provides for a loan of $80,000. The loan note has a three-year term and bears no interest. The loan note may be prepaid at any time prior to maturity with no prepayment penalties. As of December 31, 2020, and December 31, 2019, the balances of the loan note payable were $80,000 and $80,000, respectively.

NOTE 6 – PARTNERS’ CAPITAL

As of December 31, 2020, and 2019, the ITA partners’ capital amounted to a deficit of $1,981,343 and $1,864,881. Partners’ capital for non-controlling interest for the same periods, amounted to deficit of $44,454 and $159,444, respectively. As of December 31, 2020, and 2019, the partners’ capital for all members combined amounted to a deficit of $2,025,797 and 2,024,324, respectively.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

As of December 31, 2020, and 2019, the Company had leases for three facilities. ITA pays $41,762 in annual rent for its facilities located in Port St. Lucie, FL. The leases run through September 2021 with an optional renewal clause. The company is currently negotiating lease extensions for the three facilities.

NOTE 8 – SUBSEQUENT EVENTS

In January 2021, Breunich Holdings, Inc. Inc. (“BHI”) a related party acquired all of the member interests from the following entities and the members exchanged their member interests for shares of BHI’s Common Stock as follows: ITA USA Enterprise LLC- 5,000,000 shares, NVL Academy LLC- 500,000 shares, CMA Soccer LLC- 3,000,000 shares and Trident Water LLC- 150,000 shares

F-11

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of North Miami Beach Academy, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of North Miami Beach Academy, LLC as of December 31, 2020 and 2019, the related statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a significant accumulated deficit. In addition, the Company continues to experience negative cash flows from operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/S/ BF Borgers CPA PC
BF Borgers CPA PC

We have served as the Company’s auditor since 2020
Lakewood, CO
August 20, 2021

F-12

North Miami Beach Academy, LLC

BALANCE SHEETS

	December 31,	December 31,
	2020	2019

ASSETS

Current assets
Cash	$16,937	$10,953
Accounts receivable	23,518	11,687
Prepaids	1,816	10,254
Total current assets	42,271	32,894

Total Assets	$42,271	$32,894

LIABILITIES & STOCKHOLDERS’ DEFICIT

Current liabilities
Accounts payable and accrued expenses	$26,737	$43,236
Payroll taxes payable	4,327	-
Due to related parties	-	3,754
Deferred revenue	6,517	22,984
PPP loan	30,595	-
Total current liabilities	68,176	69,974
Total Liabilities	68,176	69,974

Stockholders’ equity
Additional paid in capital	100	100
Accumulated deficit	(26,005)	(37,180)
Total stockholders’ deficit	(25,905)	(37,080)
Total liabilities and stockholders’ deficit	$42,271	$32,894

The accompanying notes are an integral part of these financial statements.

F-13

North Miami Beach Academy, LLC

STATEMENTS OF OPERATIONS

	YEARS ENDED
	December 31,	December 31,
	2020	2019
Revenue	$598,827	$615,721

Cost of sales	2,240	4,127

Gross profit	$596,588	$611,594

Operating expenses:
Salaries and payroll taxes	449,593	411,009
General and administrative	134,669	156,253
Legal and Professional	1,150	1,965
Total operating expenses	585,412	569,227
Income from operations	11,176	42,367

Income before provision for income taxes	11,176	42,367
Provision (credit) for income tax	-	-
Net income	$11,176	$42,367

The accompanying notes are an integral part of these financial statements.

F-14

North Miami Beach Academy, LLC

STATEMENTS OF CASH FLOWS

For the Years Ended December 31,

	2020	2019
Cash flows from operating activities:
Net income	$11,176	$42,367
Adjustments to reconcile net income to net cash
Changes in operating assets and liabilities
Accounts receivable	(11,831)	(1,619)
Prepaids	8,438	(10,254)
Accounts payable	(16,499)	(60,359)
Payroll taxes payable	4,327	-
Accrued expense related party	(3,754)	3,754
Unearned revenue	(16,467)	20,609
Net cash used in operating activities	(24,611)	(5,502)

Cash flows from financing activities:
PPP loan	30,595	-
Net cash provided by financing activities	30,595	-

Net increase (decrease) in cash	5,984	(5,502)
Cash at the beginning of the period	10,953	16,455
Cash at the end of the period	$16,937	$10,953

The accompanying notes are an integral part of these financial statements.

F-15

North Miami Beach Academy, LLC

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

December 31, 2020

	Additional		Total
	Paid-in	Accumulated	Stockholders’
	Capital	Deficit	Equity

Balance, December 31, 2018	$100	$(79,547)	$(79,447)

Net income		42,367	42,367

Balance, December 31, 2019	$100	$(37,180)	$(37,080)

Net income		11,176	11,176

Balance, December 31, 2020	$100	$(26,005)	$(25,905)

The accompanying notes are an integral part of the financial statements.

F-16

North Miami Beach Academy, LLC

Notes to Financial Statements

For the Years Ended December 31, 2020, and 2019

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Nature of Operations

North Miami Beach Academy LLC (“NMBA”, or the Company is a Florida LLC that formed on May 5, 2017. NMBA, a local park operation with the City of North Miami Beach, provides junior, adult, and family programming for the city residents. In addition to the local park deliverables, NMBA operates a non-boarding tennis and academic academy. Through a bid process, the City of North Miami Beach awarded the right to operate this stand-alone park to NMBA in of 2017. It is the park where the world-famous Nick Bollettieri began his career. NMBA intends to work with the city to redevelop the park and build a boutique academy in Miami’s greater metropolitan area offering sports, arts, sciences, and academics. NMBA tuition currently is being provided for $37,000 for school and training.

The Company’s accounting year-end is December 31.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with GAAP. This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses or recognized when incurred.

Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business for the twelve months following the date of these financial statements. As of December 31, 2020 the Company had an operating loss of $116,462. As of December 31, 2020, the Company had a working capital deficit of $25,905 and an accumulated deficit of $25,905.

Because the Company does not expect that existing operational cash flow will be sufficient to fund presently anticipated operations, this raises substantial doubt about the Company’s ability to continue as a going concern. Therefore, the Company will need to raise additional funds and is currently exploring alternative sources of financing. Historically, the Company has raised capital through private placements, as an interim measure to finance working capital needs and may continue to raise additional capital through the sale of common stock or other securities and obtaining some short-term loans. The Company will be required to continue to so until its operations become profitable. Also, the Company has, in the past, paid for consulting services with its common stock to maximize working capital, and intends to continue this practice where feasible.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates relate to revenue recognition, valuation of accounts receivable and the allowance for doubtful accounts, inventories, and contingencies. The Company bases its estimates on historical experience, known or expected trends, and various other assumptions that are believed to be reasonable given the quality of information available as of the date of these financial statements. The results of these assumptions provide the basis for making estimates about the carrying amounts of assets and liabilities that are not readily apparent from other sources. Actual results could differ from these estimates.

F-17

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are recorded at the net value of face amount less any allowance for doubtful accounts. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in our existing accounts receivable. The Company reviews the allowance for doubtful accounts regularly, and all past due balances are reviewed individually for collectability. Account balances are charged against the allowance when placed for collection. Recoveries of receivables previously written off are recorded when received. Interest is not charged on past due accounts.

As of December 31, 2020, and 2019, our trade receivables amounted to $23,518 and $11,687 respectively, with an allowance for doubtful accounts of $-0- for both periods.

Revenue Recognition

Sales, as presented in the Company’s statement of earnings, represent, tuition revenue.

On January 1, 2018, the Company adopted Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”), using the modified retrospective method applied to those contracts which were not completed as of January 1, 2018. Results for reporting periods beginning after January 1, 2018, are presented under ASC 606, while prior period amounts are not adjusted and continue to be reported in accordance with the Company’s historic accounting under ASC 605. As of and for the years ended December 31, 2020, and 2019, respectively, the financial statements were not materially impacted as a result of the application of Topic 606 compared to Topic 605.

Deferred revenue

Our payment terms generally require a substantial initial deposit to confirm a reservation and tuition for the school year or training period. Historically, our deferred revenue balances are comprised solely of customer deposits balances and changes from period to period due to the seasonal nature of billings and cash collections, the amount of students in each program and the recognition of revenue. A deposit made to the Company for tuition is contractually non-refundable. As of December 31, 2020, and December 31, 2019, deferred revenue amounted to $6,517 and $22,984 respectively.

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. On December 31, 2020, and December 31, 2019, the Company’s cash equivalents totaled $16,937 and $10,953 respectively.

F-18

Stock-Based Compensation

The Company accounts for stock-based compensation using the fair value method following the guidance outlined in Section 718-10 of the FASB Accounting Standards Codification for disclosure about Stock-Based Compensation. This section requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award- the requisite service period (usually the vesting period). No compensation cost is recognized for equity instruments for which employees do not render the requisite service.

Leases

The Company currently follows the guidance in ASC 840 “Leases,” which requires us to evaluate the lease agreements the Company enters into to determine whether they represent operating or capital leases at the inception of the lease.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which establishes a new lease accounting model for lessees. The updated guidance requires an entity to recognize assets and liabilities arising from financing and operating leases, along with additional qualitative and quantitative disclosures. The amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2018, with early adoption permitted. In March 2019, the FASB issued ASU 2019-01, Codification Improvements, which clarifies certain aspects of the new lease standard. The FASB issued ASU 2018-10, Codification Improvements to Topic 842, Leases in July 2018. Also in 2018, the FASB issued ASU 2018-11, Leases (Topic 842) Targeted Improvements, which provides an optional transition method whereby the new lease standard is applied at the adoption date and recognized as an adjustment to retained earnings. The amendments have the same effective date and transition requirements as the new lease standard On November 15, 2019, the FASB has issued ASU 2019-10, which amends the effective dates for three major accounting standards. The ASU defers the effective dates for the credit losses, derivatives, and leases standards for certain companies. Since the Company is privately held, the Company is eligible for deferring the adoption of ASC 842 to December 15, 2021.

ASC 842 will be effective for the Company beginning on December 15, 2021. While we continue to evaluate the impact of the new standard, we expect the adoption of this guidance will have not have any impact on our financial statements.

F-19

Net Loss Per Share

Net loss per common share is computed by dividing net loss by the weighted average common shares outstanding during the period as defined by Financial Accounting Standards, ASC Topic 260, “Earnings per Share.” Basic earnings per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding.

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which establishes a new lease accounting model for lessees. The updated guidance requires an entity to recognize assets and liabilities arising from financing and operating leases, along with additional qualitative and quantitative disclosures. The amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2018, with early adoption permitted. In March 2019, the FASB issued ASU 2019-01, Codification Improvements, which clarifies certain aspects of the new lease standard. The FASB issued ASU 2018-10, Codification Improvements to Topic 842, Leases in July 2018. Also in 2018, the FASB issued ASU 2018-11, Leases (Topic 842) Targeted Improvements, which provides an optional transition method whereby the new lease standard is applied at the adoption date and recognized as an adjustment to retained earnings. The amendments have the same effective date and transition requirements as the new lease standard. On November 15, 2019, the FASB has issued ASU 2019-10, which amends the effective dates for three major accounting standards. The ASU defers the effective dates for the credit losses, derivatives, and leases standards for certain companies. Since the Company is privately held, the Company is eligible for deferring the adoption of ASC 842 to December 15, 2021.

While we continue to evaluate the impact of the new standard, we expect the adoption of this guidance will have not have any impact on our financial statements.

NOTE 3 – LOANS AND NOTES PAYABLE

In 2020 Company received a loan from the Small Business Administration of $30,595 (“SBA Loan”). This loan bears interest at 3.75% per annum and are payable over 30 years with all payments of principal and interest deferred for the first 12 months.

NOTE 4 – PARTNERS’ CAPITAL

As of December 31, 2020, and 2019, the partners’ capital amounted to a deficit of $26,005 and a deficit of $37,180, respectively.

NOTE 5 – SUBSEQUENT EVENTS

In January 2021, Breunich Holdings, Inc. Inc. (“BHI”) a related party, acquired all of the member interests of the Company

F-20